                                                                    EXHIBIT 24.1
                                                                    ------------

                               Power of Attorney

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of Emerging Communications, Inc. whose signature appears immediately below constitutes and appoints Jeffrey J. Prosser and John P. Raynor and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 for the registration of common stock of Emerging Communications, Inc. and any and all amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming al that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of August, 1997.


                              /s/ SALVATORE MUOIO
                              -------------------------------
                              Salvatore Muoio

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of Emerging Communications, Inc. whose signature appears immediately below constitutes and appoints Jeffrey J. Prosser and John P. Raynor and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 for the registration of common stock of Emerging Communications, Inc. and any and all amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming al that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of August, 1997.


                             /s/ SIR SHRIDATH S. RAMPHAL
                             -------------------------------
                             Sir Shridath S. Ramphal

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of Emerging Communications, Inc. whose signature appears immediately below constitutes and appoints Jeffrey J. Prosser and John P. Raynor and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 for the registration of common stock of Emerging Communications, Inc. and any and all amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming al that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of August, 1997.


                              /s/ JOHN G. VONDRAS
                              --------------------------
                              John G. Vondras

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of Emerging Communications, Inc. whose signature appears immediately below constitutes and appoints Jeffrey J. Prosser and John P. Raynor and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 for the registration of common stock of Emerging Communications, Inc. and any and all amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming al that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of August, 1997.


                                    /s/ RICHARD GOODWIN
                                    ---------------------------
                                    Richard Goodwin